Exhibit 99.2

LITTELFUSE, INC.
Condensed Consolidated Statement of Comprehensive Income
Supplemental GAAP to Non-GAAP Reconciliation
(In thousands of USD, except per share data, unaudited)

	GAAP As Reported	Non-GAAP Adjustments		Non-GAAP
	April 1, 2017 QTD	April 1, 2017 QTD		April 1, 2017 QTD

Net sales	$285,441	$-		$285,441

Cost of sales	171,791	(22)		171,770

Gross profit	113,650	22		113,672

Selling, general and administrative expenses	46,703	(1,504)	(a)	45,199
Research and development expenses	12,151	-		12,151
Amortization of intangibles	5,944	-		5,944
Total operating expenses	64,798	(1,504)		63,294

Operating income	48,852	1,525		50,377

Interest expense	3,120	-		3,120
Foreign exchange loss (gain)	(1,557)	1,557		-
Other (income) expense, net	(139)	-		(139)

Income before income taxes	47,428	(32)		47,396
Income taxes	8,537	(6)		8,531

Net income	$38,891	$(26)		$38,865

Net income per share:
Basic	$1.71	$(0.00)		$1.71
Diluted	$1.69	$(0.00)		$1.69

Weighted average shares outstanding:
Basic	22,748			22,748
Diluted	22,989			22,989

Comprehensive income	$44,518			$44,492

(a) Selling, general and administrative included $1.5 million for acquisition related and integration costs

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance.  Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

LITTELFUSE, INC.
Condensed Consolidated Statement of Comprehensive Income
Supplemental GAAP to Non-GAAP Reconciliation
(In thousands of USD, except per share data, unaudited)

	GAAP As Reported	Non-GAAP Adjustments		Non-GAAP
	July 1, 2017 QTD	July 1, 2017 QTD		July 1, 2017 QTD

Net sales	$313,355	$-		$313,355

Cost of sales	180,747	-		180,747

Gross profit	132,608	-		132,608

Selling, general and administrative expenses	53,438	(315)	(a)	53,123
Research and development expenses	12,729	-		12,729
Amortization of intangibles	6,171	-		6,171
Total operating expenses	72,338	(315)		72,023

Operating income	60,270	315		60,585

Interest expense	3,281	-		3,281
Foreign exchange loss (gain)	(558)	558		-
Other (income) expense, net	190	-		190

Income before income taxes	57,357	(243)		57,114
Income taxes	8,719	(38)		8,681

Net income	$48,638	$(205)		$48,433

Net income per share:
Basic	$2.13	$(0.01)		$2.12
Diluted	$2.11	$(0.01)		$2.10

Weighted average shares outstanding:
Basic	22,822			22,822
Diluted	23,023			23,023

Comprehensive income	$44,486			$44,281

(a) Selling, general and administrative included $0.3 million for acquisition related costs

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance.  Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

LITTELFUSE, INC.
Condensed Consolidated Statement of Comprehensive Income
Supplemental GAAP to Non-GAAP Reconciliation
(In thousands of USD, except per share data, unaudited)

	GAAP As Reported	Non-GAAP Adjustments		Non-GAAP
	Sept 30, 2017 QTD	Sept 30, 2017 QTD		Sept 30, 2017 QTD

Net sales	$317,889	$-		$317,889

Cost of sales	184,238	(1,607)	(a)	182,631

Gross profit	133,651	1,607		135,258

Selling, general and administrative expenses	56,759	(4,684)	(b)	52,075
Research and development expenses	11,991	(23)		11,968
Amortization of intangibles	6,292	-		6,292
Total operating expenses	75,042	(4,707)		70,335

Operating income	58,609	6,314		64,923

Interest expense	3,468	-		3,468
Foreign exchange loss (gain)	632	(632)		-
Other (income) expense, net	1,014	-		1,014

Income before income taxes	55,523	6,946		60,441
Income taxes	12,715	1,278		13,993

Net income	$42,808	$5,668		$48,476

Net income per share:
Basic	$1.88	$0.25		$2.13
Diluted	$1.87	$0.25		$2.11

Weighted average shares outstanding:
Basic	22,713			22,713
Diluted	22,953			22,953

Comprehensive income	$42,568			$48,236

(a) Cost of sales included $1.6 million for purchase accounting inventory adjustments

(b) Selling, general and administrative included $3.2 million for acquisition related and integration costs and $1.5 million of restructuring charges

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance.  Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

LITTELFUSE, INC.
Condensed Consolidated Statement of Comprehensive Income
Supplemental GAAP to Non-GAAP Reconciliation
(In thousands of USD, except per share data, unaudited)

	GAAP As Reported	Non-GAAP Adjustments		Non-GAAP
	Dec 30, 2017 QTD	Dec 30, 2017 QTD		Dec 30, 2017 QTD

Net sales	$304,848	$-		$304,848

Cost of sales	178,224	(50)		178,174

Gross profit	126,624	50		126,674

Selling, general and administrative expenses	55,934	(1,955)	(a)	53,979
Research and development expenses	13,618	(114)	(b)	13,504
Amortization of intangibles	6,293	-		6,293
Total operating expenses	75,845	(2,069)		73,776

Operating income	50,779	2,119		52,898

Interest expense	3,512	-		3,512
Foreign exchange loss (gain)	3,859	(3,859)		-
Other (income) expense, net	(321)	-		(321)

Income before income taxes	43,729	5,978		49,707
Income taxes	54,548	(46,516)	(c)	8,032

Net income (loss)	$(10,819)	$52,494		$41,675

Net income (loss) per share:
Basic	$(0.48)	$2.30		$1.83
Diluted	$(0.48)	$2.27		$1.81

Weighted average shares outstanding:
Basic	22,714			22,714
Diluted	22,714			23,006

Comprehensive income (loss)	$(1,143)			$51,351

(a) Selling, general and administrative included $1.3 million for acquisition related and integration costs and $0.7 million of restructuring charges
(b) Research & development included $0.1 million of acquistion charges

(c) Income taxes included an estimated one-time tax charge of $49 million for the enactment of the Tax Cuts and Jobs Act for deemed repatriation of unremitted earnings of foreign subsidiaries net of $2 million for other net tax benefits

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance.  Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

LITTELFUSE, INC.
Condensed Consolidated Statement of Comprehensive Income
Supplemental GAAP to Non-GAAP Reconciliation
(In thousands of USD, except per share data, unaudited)

	GAAP As Reported	Non-GAAP Adjustments		Non-GAAP
	Dec 30, 2017 YTD	Dec 30, 2017 YTD		Dec 30, 2017 YTD

Net sales	$1,221,534	$-		$1,221,534

Cost of sales	715,001	(1,679)	(a)	713,322

Gross profit	506,533	1,679		508,212

Selling, general and administrative expenses	212,833	(8,459)	(b)	204,374
Research and development expenses	50,489	(136)	(c)	50,353
Amortization of intangibles	24,700	-		24,700
Total operating expenses	288,022	(8,595)		279,427

Operating income	218,511	10,274		228,785

Interest expense	13,380	-		13,380
Foreign exchange loss (gain)	2,376	(2,376)		-
Other (income) expense, net	(1,282)	-		(1,282)

Income before income taxes	204,037	12,650		216,687
Income taxes	84,518	(45,280)	(d)	39,238

Net income	$119,519	$57,930		$177,449

Net income per share:
Basic	$5.27	$2.55		$7.82
Diluted	$5.21	$2.53		$7.74

Weighted average shares outstanding:
Basic	22,687			22,687
Diluted	22,931			22,931

Comprehensive income	$130,431			$188,361

(a) Cost of sales included $1.6 million for purchase accounting inventory adjustments and $0.1 million of restructuring charges

(b) Selling, general and administrative included $6.3 million for acquisition related and integration costs and $2.2 million of restructuring charges

(c) Research & development included $0.1 million of acquistion charges

(d) Income taxes included an estimated one-time tax charge of $49 million for the enactment of the Tax Cuts and Jobs Act for deemed repatriation of unremitted earnings of foreign subsidiaries net of $2 million for other net tax benefits

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance.  Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.